SUPPLEMENT TO THE SPARTAN MARKET INDEX FUND(registered trademark) JUNE 26, 1999 PROSPECTUS

The following information replaces the first paragraph in the "Fee Table" section on page 4.

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of the fund. The annual fund operating expenses provided below for the fund are based on historical expenses, adjusted to reflect current fees, but do not reflect the effect of any expense reimbursements.

The following information replaces the "Annual fund operating expenses" table and footnote A found in the "Fee Table" section on page 5.

ANNUAL FUND OPERATING EXPENSES (PAID FROM FUND ASSETS)

Management fee                0.24%

Distribution and Service     None
(12b-1) fee

Other expenses                0.16%

Total annual fund operating   0.40%
expensesA

A EFFECTIVE APRIL 18, 1997, FMR HAS AGREED TO REIMBURSE THE FUND TO THE EXTENT THAT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, SECURITIES LENDING COSTS, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF ITS AVERAGE NET ASSETS, EXCEED 0.19%. THIS ARRANGEMENT CAN BE DISCONTINUED BY FMR AT ANY TIME AFTER DECEMBER 31, 1999.

   The following information replaces similar information found under the heading "Selling Shares" in the "Buying and Selling Shares" section on page 12.

(small solid bullet) Redemption pro   ceeds may be paid in securities
or other property rather than in cash if FMR determines it is in the
best interests     of the fund.

The following information replaces the fifth paragraph in the "Fund Management" section on page 20.

BT serves as sub-adviser and custodian for the fund. BT chooses the fund's investments and places orders to buy and sell the fund's investments.

The following information replaces the eighth paragraph in the "Fund Management" section on page 20.

Effective June 4, 1999, Bankers Trust Corporation and all of its subsidiaries, including BT, merged with and into a subsidiary of Deutsche Bank AG. At a meeting held on March 18, 1999, the fund's Board of Trustees approved a new sub-advisory agreement among the fund, FMR and BT or its successor by merger that became effective June 4, 1999. At a meeting held on September 15, 1999, shareholders approved this agreement.

The following information replaces the second and third full paragraphs in the "Fund Management" section on page 21.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fund's annual management fee rate is 0.24% of its average net assets.

FMR pays BT for providing investment management and custodial services.

Prior to October 1, 1999, the fund paid a management fee at an annual rate of 0.24% of its average net assets to FMR and a sub-advisory fee (representing 40% of net income from securities lending) to BT. The total management and sub-advisory fees for the fund for the fiscal year ended April 30, 1999, were 0.24%.


SUPPLEMENT TO THE
SPARTAN MARKET INDEX FUND(registered trademark)
JUNE 26, 1999
STATEMENT OF ADDITIONAL INFORMATION

   THE FOLLOWING INFORMATION REPLACES THE FIRST PARAGRAPH FOUND IN THE
"ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION" SECTION ON     PAGE 15.

If FMR determines that it is in the best interests of the fund, the
fund may make redemption payments in whole or in part i   n readily
marketable securities or other property, valued for this purpose as they are valued in computing the fund's NAV. The fund may make redemption payments "in kind" to a shareholder that owns 5% or more of its outstanding voting securities pursuant to an exemptive order issued by the SEC. Shareholders that receive securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 15.

NED C. LAUTENBACH (55), Member of the Advisory Board (1999), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

THE FOLLOWING INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 17 HAS BEEN REMOVED.

LEONARD M. RUSH (53), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).

THE FOLLOWING INFORMATION REPLACES THE "COMPENSATION TABLE" FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 18.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended April 30, 1999, or calendar year ended December 31, 1998, as applicable.

COMPENSATION TABLE

Trustees and Members of the      Aggregate Compensation from  Total Compensation from the
Advisory Board                   Spartan Market IndexB        Fund Complex*,A

Edward C. Johnson 3d**           $ 0                          $ 0

J. Gary Burkhead**               $ 0                          $ 0

Ralph F. Cox                     $ 2,090                      $ 223,500

Phyllis Burke Davis              $ 2,047                      $ 220,500

Robert M. Gates                  $ 2,089                      $ 223,500

E. Bradley Jones                 $ 2,076                      $ 222,000

Donald J. Kirk                   $ 2,101                      $ 226,500

Ned C. Lautenbach***             $ 0                          $ 0

Peter S. Lynch**                 $ 0                          $ 0

William O. McCoy                 $ 2,089                      $ 223,500

Gerald C. McDonough              $ 2,557                      $ 273,500

Marvin L. Mann                   $ 2,089                      $ 220,500

Robert C. Pozen**                $ 0                          $ 0

Thomas R. Williams               $ 2,089                      $ 223,500


* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the fund and Mr. Burkhead are compensated by FMR.

*** Effective October 14, 1999, Mr. Lautenbach serves as a Member of the Advisory Board.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; Thomas R. Williams, $63,433; and William O. McCoy, $55,039.

B Compensation figures include cash.

THE FOLLOWING INFORMATION REPLACES THE THIRD PARAGRAPH FOUND UNDER THE HEADING "MANAGEMENT AND SUB-ADVISORY SERVICES" IN THE "MANAGEMENT
CONTRACT" SECTION ON PAGE 19.

BT is the sub-adviser of the fund and acts as the fund's custodian. Under its management contract with the fund, FMR acts as investment adviser. Under the sub-advisory agreement, and subject to the supervision of the Board of Trustees, BT directs the investments of the fund in accordance with its investment objective, policies and limitations, and provides custodial services to the fund.

THE FOLLOWING INFORMATION REPLACES THE PARAGRAPH FOUND UNDER THE
HEADING "MANAGEMENT-RELATED EXPENSES" IN THE "MANAGEMENT CONTRACT" SECTION ON PAGE 19.

MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, and pricing and bookkeeping agent, and the costs associated with securities lending, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the auditor and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

THE FOLLOWING INFORMATION REPLACES THE PARAGRAPH FOUND UNDER THE
HEADING "MANAGEMENT AND SUB-ADVISORY FEES" IN THE "MANAGEMENT
CONTRACT" SECTION ON PAGE 19.

MANAGEMENT FEE. For the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of 0.24% of the fund's average net assets throughout the month.

THE FOLLOWING INFORMATION REPLACES THE SECOND, THIRD, AND FOURTH
PARAGRAPHS FOUND UNDER THE HEADING "SUB-ADVISER" IN THE "MANAGEMENT CONTRACT" SECTION ON PAGE 19.

Under the sub-advisory agreement, for providing investment management and custodial services to the fund, FMR pays BT fees at an annual rate of 0.006% of the average net assets of the fund.

For the fiscal years ended Fiscal Year End 1, 1999, 1998, and 1997, the fund paid FMR management fees of $2,000,000, $3,310,000, and $6,544,000, respectively, and paid BT sub-advisory fees of $199,000 for the fiscal year ended April 30, 1999, and $3,000 for the period from December 1, 1997 through April 30, 1998. Prior to October 1, 1999, the fund paid a management fee at an annual rate of 0.24% of its average net assets to FMR and a sub-advisory fee (representing 40% of net income from securities lending) to BT.

For the fiscal year ended April 30, 1999, FMR paid BT fees of $378,435, and for the period from December 1, 1997 through April 30, 1998, FMR paid BT fees of $112,000.

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "MANAGEMENT CONTRACT" SECTION ON PAGE 19.

MANAGEMENT-RELATED SERVICES. The fund has also entered into a securities lending agreement with BT. Under the terms of the agreement, BT retains up to 30% of aggregate annual lending revenues for providing securities lending services.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACT" SECTION ON PAGE 20.

FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, securities lending costs, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

THE FOLLOWING INFORMATION REPLACES THE PARAGRAPH FOUND UNDER THE
HEADING "AUDITOR" IN THE "DESCRIPTION OF THE TRUST" SECTION ON PAGE
22.

AUDITOR.  Deloitte & Touche LLP, 200 Berkeley Street, Boston,
Massachusetts, serves as independent accountant for the fund. The auditor examines financial statements for the fund and provides other audit, tax, and related services.